                                  EXHIBIT 99.1

            Order Confirming First Amended Joint Plan of Liquidation
                      of Sight Resource Corporation, et al.

THIS DOCUMENT HAS BEEN ELECTRONICALLY ENTERED IN THE RECORDS OF THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF OHIO.

IT IS SO ORDERED.


                                        /s/ Jeffery P. Hopkins
                                        ----------------------------------------
DATED: NOVEMBER 04, 2005                Jeffery P. Hopkins
                                        United States Bankruptcy Judge

                         UNITED STATES BANKRUPTCY COURT
                            SOUTHERN DISTRICT OF OHIO
                                WESTERN DIVISION

In re:                                        Case No. 04-14987

     Sight Resource Corporation, et al.       Chapter 11

          Debtors and Debtors in Possession   Judge Jeffrey P. Hopkins

                          ORDER CONFIRMING THE DEBTORS'
                     FIRST AMENDED JOINT PLAN OF LIQUIDATION

     A HEARING HAVING BEEN HELD BEFORE THE COURT on October 24, 2005 (the "Confirmation Hearing") to consider confirmation of the Debtors' First Amended Joint Plan of Liquidation (Doc. No. 481) (the "Plan"),(1) proposed by Sight Resource Corporation and its affiliated Debtors,(2) Debtors and Debtors in Possession ("Debtors"),

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(1)  Capitalized terms used herein without definition have the meanings provided for in the Plan.

(2) The Debtors are Sight Resource Corporation, CEA Liquidation Corp. fka Cambridge Eye Associates, Inc., DVW Liquidation Corp. fka Douglas Vision World, Inc., E.B. Brown Opticians, Inc., Eyeglass Emporium, Inc., Vision Plaza Corp., Kent Eyes Inc. fka Kent Optical Company, eyeshop.com, inc., Shawnee Optical, Inc. and Kent Optometric Providers Inc.,

     IT APPEARING TO THE COURT that the First Amended Disclosure Statement with Respect to the Debtors' First Amended Joint Plan of Liquidation (the "Disclosure Statement"), has been approved pursuant to the Court's order entered on August 31, 2005 (Doc. No. 485) (the "Disclosure Statement and Voting Procedures Order");

     IT FURTHER APPEARING TO THE COURT that the voting procedures as set forth on the Ballots were approved pursuant to the Disclosure Statement and Voting Procedures Order;

     IT FURTHER APPEARING TO THE COURT that the deadline for filing objections to the Plan was October 7, 2005 and that no objection to confirmation of the Plan was filed;

     IT FURTHER APPEARING TO THE COURT that the deadline for casting ballots to accept or reject the Plan was October 7, 2005 and that the Sworn Declaration of Jennifer L. Maffett certifying vote on and tabulation of ballots accepting and rejecting Debtors' First Amended Joint Plan of Liquidation pursuant to Local Rule 3018-2(b) (Doc. No. 557) (the "Voting Declaration") was filed herein on October 21, 2005;

     IT FURTHER APPEARING TO THE COURT that the Debtors proffered testimony and evidence in support of confirmation of the Plan, that counsel for the Official Committee of Unsecured Creditors (the "Committee") consented to such proffer and indicated to the Court that the Committee supports confirmation of the Plan, and that the United States Trustee represented to Debtors' counsel prior to the Confirmation Hearing that it supports confirmation of the Plan.

     NOW, THEREFORE, based upon the Court's review of (a) the Disclosure Statement, (b) the Plan, (c) all of the evidence proffered or adduced, and statements of counsel made and represented at the Confirmation Hearing, and (d) the entire record of this Chapter 11 case; and after due deliberation thereon and good cause appearing therefor, and for the reasons set forth on the record at the Confirmation Hearing,

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     IT IS HEREBY FOUND AND DETERMINED THAT:(3)

     A JURISDICTION; VENUE; CORE PROCEEDING. The Court has jurisdiction over the Debtors' Chapter 11 cases pursuant to 28 U.S.C. Sections 157 and 1334. Venue is proper pursuant to 28 U.S.C. Sections 1408 and 1409. Confirmation of the Plan is a core proceeding pursuant to 28 U.S.C. Section 157(b)(2)(L) over which the Court has exclusive jurisdiction.

     B JUDICIAL NOTICE. The Court takes judicial notice of the docket of the Debtors' Chapter 11 case maintained by the Clerk of the Court, including, without limitation, all pleadings and other documents filed with, all orders entered by, and evidence and argument made, proffered or adduced at the hearings held before the Court during the pendency of the Chapter 11 case.

     C TRANSMITTAL AND MAILING OF SOLICITATION MATERIALS AND NOTICES. The solicitation materials and notices, as set forth on the Certificates of Service filed by Debtors' counsel herein on October 22, 2005 (Doc. Nos. 559, 560 and
561) and as represented by Debtors' counsel at the Confirmation Hearing, were served in compliance with the provisions of Title 11 of the United States Code (the "Bankruptcy Code") and such service was adequate and sufficient. Adequate and sufficient notice of the Confirmation Hearing and the other deadlines and matters required to be noticed was given in compliance with the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules") and orders of this Court, and no other or further notice is or shall be required.

     D ADEQUACY OF SOLICITATION PROCEDURES. All procedures used to distribute the solicitation materials to the appropriate creditors entitled to vote on the Plan and to tabulate the ballots returned by creditors were fair and were conducted in accordance with the applicable

----------
(3) Pursuant to Bankruptcy Rule 7052, findings of fact shall be construed as conclusions of law and conclusions of law shall be construed as findings of fact when appropriate.

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provisions of the Bankruptcy Code, the Bankruptcy Rules and the Disclosure
Statement and Voting Procedures Order. Votes for acceptance or rejection of the Plan were solicited and cast in good faith and in compliance with 11 U.S.C. Sections 1125 and 1126 and Bankruptcy Rules 3017 and 3018.

     E GOOD FAITH SOLICITATION (11 U.S.C. SECTION 1125(E)). Based on the record before the Court in this Chapter 11 case, the Debtors and the Committee, and their directors, officers, employees, members, agents, advisors, accountants, financial advisors, consultants, attorneys, and other representatives have acted in good faith within the meaning of 11 U.S.C. Section 1125(e) and in compliance with the applicable provisions of the Bankruptcy Code, the Bankruptcy Rules, the Disclosure Statement and Voting Procedures Order and other orders of the Court as applicable, in connection with all of their respective activities relating to the solicitation of acceptances of the Plan and their participation in the activities described in 11 U.S.C. Section 1125. Such parties are thereby entitled to the protections afforded by 11 U.S.C. Section 1125(e) and, to the extent applicable, the exculpation and injunctive provisions set forth in
Article VIII of the Plan.

     F IMPAIRED CLASSES THAT HAVE VOTED TO ACCEPT OR REJECT THE PLAN. As evidenced by the Voting Declaration, which certifies both the method and results of the voting, Class 4, the only impaired class under the Plan, voted to accept the Plan.

     G CLASSES DEEMED TO HAVE ACCEPTED OR REJECTED THE PLAN. Classes 1, 2 and 3 are not impaired under the Plan and are deemed to have accepted the Plan pursuant to 11 U.S.C. Section 1126(f).

     H DEBTORS RELEASES, VOLUNTARY CREDITOR RELEASES AND EXCULPATIONS. The exculpation provisions in Article VIII of the Plan are appropriate and should be approved.

     I PLAN COMPLIANCE WITH BANKRUPTCY CODE (11 U.S.C. SECTION 1129(A)(1)). The Plan complies with all applicable provisions of the Bankruptcy Code, thereby satisfying 11 U.S.C. Section 1129(a)(1).

          1. PROPER CLASSIFICATION (11 U.S.C. SECTIONS 1122, 1123(A)(1)). In addition to Administrative Expenses, which need not be classified, the Plan designates six classes of claims and interests. The claims and interests placed in each class are substantially similar to other claims and interests, as the case may be, in each such class. Valid business, factual and legal reasons exist for separately classifying the various classes of claims and interests created under the Plan, and such classification does not unfairly discriminate among holders of claims and interests. Thus, the Plan satisfies 11 U.S.C. Sections 1122 and 1123(a)(1).

          2. SPECIFY UNIMPAIRED CLASSES (11 U.S.C. SECTION 1123(A)(2)). Sections
3.1 and 3.2 of the Plan specify that Classes 1, 2 and 3 are unimpaired under the Plan, thereby satisfying 11 U.S.C. Section 1123(a)(2).

          3. SPECIFY TREATMENT OF IMPAIRED CLASSES (11 U.S.C. SECTION 1123(A)(3)). Sections 3.1 and 3.2 of the Plan designate Class 4 as impaired and specify the treatment of claims in that class, thereby satisfying 11 U.S.C.
Section 1123(a)(3).

          4. NO DISCRIMINATION (11 U.S.C. SECTION 1123(A)(4)). The Plan provides for the same treatment by the Debtors for each claim or interest in each respective class unless the holder of a particular claim or interest has agreed to a less favorable treatment of such claim or interest, thereby satisfying 11 U.S.C. Section 1123(a)(4).

          5. IMPLEMENTATION OF PLAN (11 U.S.C. SECTION 1123(A)(5)). The Plan provides adequate and proper means for its implementation, thereby satisfying 11 U.S.C. Section 1123(a)(5).

          6. NONVOTING EQUITY SECURITIES (11 U.S.C. SECTION 1123(A)(6)). Section 12.2(c) of the Plan provides that the Articles of Incorporation of each of the Debtors shall be amended to provide for the inclusion of provisions prohibiting the issuance of nonvoting equity securities. Thus, the requirements of 11 U.S.C.
Section 1123(a)(6) are satisfied.

          7. SELECTION OF OFFICERS AND DIRECTORS (11 U.S.C. SECTION 1123(A)(7)).
Section 12.2(c) of the Plan adequately discloses the identity and affiliations of all individuals or entities proposed to serve on or after the Effective Date as officers or directors of the Post-Confirmation Debtors and the manner of selection and appointment of such individuals or entities is consistent with the interests of holders of claims and interests and with public policy and, accordingly, satisfies the requirements of 11 U.S.C. Section 1123(a)(7).

          8. ADDITIONAL PLAN PROVISIONS (11 U.S.C. SECTION 1123(B)). The Plan's additional provisions are appropriate and consistent with the applicable provisions of the Bankruptcy Code.

     J COMPLIANCE WITH BANKRUPTCY RULE 3017. The Debtors have given notice of the Confirmation Hearing as required by Bankruptcy Rule 3017(d). The solicitation materials prescribed by the Disclosure Statement and Voting Procedures Order were transmitted to the creditors entitled to vote on the Plan in accordance with Bankruptcy Rule 3017(d).

     K COMPLIANCE WITH BANKRUPTCY RULE 3018. The solicitation of votes to accept or reject the Plan satisfies Bankruptcy Rule 3018. The Plan was transmitted to all creditors entitled to vote on the Plan, sufficient time was prescribed for such creditors to accept or reject the Plan, and the solicitation materials used and solicitation procedures followed comply with 11 U.S.C. Section 1126, thereby satisfying the requirements of Bankruptcy Rule 3018.

     L DEBTOR'S COMPLIANCE WITH BANKRUPTCY CODE (11 U.S.C. SECTION 1129(A)(2)). The Debtors have complied with all applicable provisions of the Bankruptcy Code, thereby satisfying 11 U.S.C. Section 1129(a)(2).

     M PLAN PROPOSED IN GOOD FAITH (11 U.S.C. SECTION 1129(A)(3)). The Debtors proposed the Plan in good faith and not by any means forbidden by law, thereby satisfying 11 U.S.C. Section 1129(a)(3). In determining that the Plan has been proposed in good faith, the Court has examined the totality of the circumstances surrounding the formulation of the Plan. The Debtors proposed the Plan with the intent to maximize the recovery to creditors under the circumstances of this case.

     N PAYMENTS FOR SERVICES OR COSTS AND EXPENSES (11 U.S.C. SECTION 1129(A)(4)). All payments made or to be made by the Debtors or by another person for services or for costs and expenses in connection with the Chapter 11 case, or in connection with the Plan and incident to the Chapter 11 case, have been approved by, or are subject to the approval of, the Court as reasonable, thereby satisfying 11 U.S.C. Section 1129(a)(4).

     O DIRECTORS, OFFICERS AND INSIDERS (11 U.S.C. SECTION 1129(A)(5)). The identity and affiliations of the persons that will serve as directors and officers of the Post-Confirmation Debtors is fully disclosed in Section 12.2(c) of the Plan. The appointment to, or continuance in, such offices of such person is consistent with the interests of holders of claims against and interests in the Debtors and with public policy. The identity of any insider that will be employed or retained by the Post-Confirmation Debtors and the nature of such insider's compensation have also been fully disclosed, to the extent applicable. Therefore, the Plan satisfies the requirements of 11 U.S.C. Section 1129(a)(5).

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     P NO RATE CHANGES (11 U.S.C. SECTION 1129(A)(6)). There is no regulatory commission having jurisdiction after confirmation of the Plan over the rates of the Debtors and no rate change provided for in the Plan requiring approval of any such commission. Therefore, 11 U.S.C. Section 1129(a)(6) is not applicable.

     Q BEST INTERESTS OF CREDITORS (11 U.S.C. SECTION 1129(A)(7)). Because the Plan is a liquidating that provides for the prompt liquidation of all of the remaining assets of the Debtors with the proceeds to be distributed to all creditors in accordance with the priorities provided by the Bankruptcy Code, the Plan satisfies 11 U.S.C. Section 1129(a)(7).

     R DEEMED ACCEPTANCE OR REJECTION BY CERTAIN CLASSES (11 U.S.C. SECTION 1129(A)(8)). Classes 1, 2 and 3 are classes of unimpaired claims and interests that are conclusively presumed to have accepted the Plan under 11 U.S.C. Section 1126(f). Classes 5 and 6 are classes of interests, the holders of which will receive no distribution under the Plan and are, therefore, conclusively presumed to have rejected the Plan under 11 U.S.C. Section 1126(g). Class 4 is the only impaired class under the Plan and has voted to accept the Plan in accordance with 11 U.S.C. Section 1126(c). Therefore, the Plan satisfies the requirements of 11 U.S.C. Section 1129(a)(8).

     S TREATMENT OF ADMINISTRATIVE, PRIORITY AND TAX CLAIMS (11 U.S.C. SECTION 1129(A)(9)). The treatment of Administrative Claims and the Priority Governmental Claims pursuant to Section 3.2 of the Plan satisfies the requirements of 11 U.S.C. Sections 1129(a)(9)(A), (B) and (C).

     T ACCEPTANCE BY IMPAIRED CLASS (11 U.S.C. SECTION 1129(A)(10)). As set forth in the final ballot tabulation report attached to the Voting Declaration, Class 4, the only impaired class of claims, not including insiders, have unanimously voted in favor of the Plan. Accordingly, the requirements of 11 U.S.C. Section 1129(a)(10) are satisfied.

     U FEASIBILITY (11 U.S.C. SECTION 1129(A)(11)). In this case, the Plan is a liquidating plan. Accordingly, the Plan satisfies the requirements of 11 U.S.C.
Section 1129(a)(11).

     V PAYMENT OF FEES (11 U. S. C. SECTION 1129(A)(12)). All fees payable under 28 U.S.C. Section 1930 on or before the Effective Date, as determined by the Court, have been paid or will be paid on the Effective Date pursuant to Section
13.1 of the Plan, thus satisfying the requirements of 11 U.S.C. Section 1129(a)(12).

     W CONTINUATION OF RETIREE BENEFITS (11 U.S.C. SECTION 1129(A)(13)). The Debtors do not maintain any plan that provides retiree benefits as defined in 11 U.S.C. Section 1114(a). Thus, 11 U.S.C. Section 1129(a)(13) is not applicable.

     X CRAMDOWN NOT REQUIRED (11 U.S.C. SECTION 1129(B)). In this case, all impaired classes have voted in favor of the Plan and the Plan satisfies all of the requirements of 11 U.S.C. Section 1129(a). Therefore, 11 U.S.C. Section 1129(b) cramdown is not applicable as to any class.

     Y PRINCIPAL PURPOSE (11 U.S.C. SECTION 1129(D)). The principal purpose of the Plan is neither the avoidance of taxes nor the avoidance of Section 5 of the Securities Act of 1933, and no governmental unit has objected to the confirmation of the Plan on any such grounds. The Plan therefore satisfies the requirements of 11 U.S.C. Section 1129(d).

     Z LIQUIDATING PLAN (11 U.S.C. SECTION 1141(D)(3). The Plan does not provide for a discharge of any of the Debtors because it is a liquidating plan. Therefore, the Plan satisfies the requirements of 11 U.S.C. Section 1141(d)(3).

     AA BURDEN OF PROOF. The Debtors, as proponents of the Plan, have met their burden of proving the elements of 11 U.S.C. Sections 1129(a) and (b) by a preponderance of the evidence.

     BB SATISFACTION OF CONFIRMATION REQUIREMENTS. The Plan otherwise satisfies the all of the requirements for confirmation set forth in 11 U.S.C. Section 1129.

     BASED ON THE FOREGOING FINDINGS, IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT;

     (i) CONFIRMATION OF PLAN. The Plan, including modifications set forth herein, is approved and confirmed under 11 U.S.C. Section 1129.

     (ii) INCORPORATION OF TERMS AND PROVISIONS OF PLAN. The terms and provisions of the Plan are incorporated by reference into and are an integral part of this Confirmation Order. Each term and provision of the Plan is valid, binding and enforceable as though fully set forth herein. The provisions of the Plan and this Confirmation Order, including the findings of fact and conclusions of law set forth herein, are non-severable and mutually dependent. The failure specifically to include or reference any particular term or provision of the Plan in this Confirmation Order shall not diminish or impair the effectiveness of such term and provision, it being the intent of the Court that the Plan be confirmed in its entirety. In the event of a contradiction or inconsistency with the terms of this Confirmation Order and the Plan, the terms of this Order shall control.

     (iii) BINDING EFFECT. As of the Effective Date, and except as expressly provided in this Confirmation Order, the Plan and its provisions shall be binding upon the Debtors, the Post-Confirmation Debtors, any entity acquiring or receiving property or a distribution under the Plan and any holder of a claim against or interest in the Debtors, including all governmental entities, whether or not the claim or interest of such holder is impaired under the Plan and whether or not such holder or entity has accepted the Plan. Pursuant to 11 U.S.C. Sections 1123(a) and 1142(a) and the provisions of this Confirmation Order, the Plan and all Plan-related documents shall apply and be enforceable notwithstanding any otherwise applicable nonbankruptcy law.

     (iv) MODIFICATION OF SECTION 12.2 OF THE PLAN. To the extent reference is made to Ohio corporate law in Section 12.2 of the Plan, such section is hereby amended to reference Delaware corporate law, as all of the Debtors are Delaware corporations.

     (v) APPROVAL OF EXCULPATION. The exculpations provided for in Article VIII of the Plan are approved. As of the Effective Date, all Persons are permanently enjoined from taking any of the following actions on account of claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action, or liabilities or terminated interests or rights against any of the Persons exculpated in Article VIII: commencing or continuing, in any manner or in any place, any action or other proceeding; enforcing, attaching, collecting, or recovering in any manner any judgment, award, decree, or order; creating, perfecting, or enforcing any lien or encumbrance; asserting a setoff against any debt, liability, or obligation due to any such Person; or commencing or continuing any action, in any manner, in any place, or against any Person that is inconsistent with the provisions of the Plan.

     (vi) REVESTING OF PROPERTY. All property of Debtors shall revest in the Post-Confirmation Debtors on the Effective Date, free and clear of all Liens, Claims and Interests, except as provided herein or in the Plan, and the Plan Administrator shall liquidate such property and distribute the proceeds thereof in accordance with provisions of the Plan.

     (vii) PLAN IMPLEMENTATION AUTHORIZATION. Pursuant to the Plan, the Post-Confirmation Debtors are authorized to negotiate, execute, deliver, file or record such contracts, instruments, releases, and other agreements or documents and take such actions as may be necessary or appropriate to effectuate, implement and further evidence the terms and conditions of the Plan and any documents, notes or securities issued pursuant to the Plan, in form and substance reasonably acceptable to the Debtors. The Debtors and the Post-Confirmation Debtors and their respective directors, officers, members, agents and attorneys, are authorized and empowered to negotiate, issue, execute, deliver, file or record any agreement, document or security, including, without limitation, the documents referenced in the Plan, in form and substance as aforesaid, as the same may be modified, amended and supplemented in a manner reasonably acceptable to the Debtors, and to take any action necessary or appropriate to implement, effectuate and consummate the Plan in accordance with its terms, or take any or all corporate actions authorized to be taken pursuant to the Plan, including but not limited to any merger, release, amendment or restatement of any code of regulations, articles of incorporation or other organization documents of the Debtors, whether or not specifically referred to in the Plan or any exhibit thereto, without further order of the Court or any further board of directors or shareholder consent, action or approval as permitted by Section 1701.75 of the Ohio Revised Code. Any or all such documents shall be accepted by the respective state filing office and recorded in accordance with applicable state law and shall become effective in accordance with their terms and the provisions of state law. Pursuant to Section 6.2(a) of the Plan, John Pate is hereby appointed the Plan Administrator and is authorized to take all actions in accordance with provisions of the Plan.

     (viii) GOVERNMENTAL APPROVALS NOT REQUIRED. This Confirmation Order shall constitute all approvals and consents required, if any, by the laws, rules or regulations of any State or any other governmental authority with respect to the implementation or consummation of the Plan and any documents, instruments or agreements, and any amendments or modifications thereto, and any other acts referred to in or contemplated by the Plan, the Disclosure Statement and any documents, instruments or agreements, and any amendments or modifications thereto.

     (ix) EXEMPTION FROM CERTAIN TAXES. Pursuant to 11 U.S.C. Section 1146(c), neither (a) the issuance, transfer or exchange of notes or equity securities under the Plan, (b) the creation of any mortgage, deed of trust, lien, pledge or other security interest, (c) the making or assignment of any contract, lease or sublease, nor (d) the making or delivery of any deed or other instrument of transfer under, in furtherance of, or in connection with, the Plan, any merger agreements, any agreements of consolidation, restructuring, disposition, liquidation, or dissolution, any deeds, any bills of sale, or any transfers of tangible or intangible property, shall be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, stamp act tax, real estate transfer tax, sales or use tax, mortgage recording tax, or other similar tax or governmental assessment. State and local governmental officials or agents are hereby directed to forego the collection of any such tax or governmental assessment and to accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax or governmental assessment.

     (x) APPLICABLE NON-BANKRUPTCY LAW. Pursuant to 11 U.S.C. Sections 1123(a) and 1142(a), the provisions of this Confirmation Order, the Plan or any amendments or modifications thereto shall apply and be enforceable notwithstanding any otherwise applicable non-bankruptcy law.

     (xi) APPOINTMENT OF PRESIDENT AND DIRECTOR. John Pate shall serve, without compensation in addition to that he is receiving as Plan Administrator, as the President and the sole director of the Post-Confirmation Debtors.

     (xii) APPROVAL OF ASSUMPTION OR REJECTION OF EXECUTORY CONTRACTS AND LEASES. Unless otherwise provided herein or in an order of or in proceedings before the Court specifically dealing with an executory contract or unexpired lease that is subject to 11 U.S.C.

Section 365, pursuant to Section 4.1 of the Plan, the rejection of all executory contracts and unexpired leases is hereby approved. This Confirmation Order shall constitute an order pursuant to 11 U.S.C. Section 365 approving the rejection of all executory contracts and unexpired leases as set forth herein.

     (xiii) RETENTION OF JURISDICTION. Pursuant to 11 U.S.C. Sections 105(a) and 1143, and notwithstanding the entry of this Confirmation Order, the occurrence of the Effective Date or any provision in the Plan to the contrary, the Court shall retain exclusive jurisdiction as provided in the Plan over all matters arising out of, and related to, the Chapter 11 Case and the Plan to the fullest extent permitted by law, including, among other items and matters, jurisdiction over those items and matters set forth in Article 11 of the Plan.

     (xiv) TRANSFER OF RIGHTS TO THE POST-CONFIRMATION DEBTORS. On the Effective Date, the Post-Confirmation Debtors shall succeed to all of the rights, privileges and immunities of the Debtors, including, without limitation, the attorney-client privilege and the time in which claims may be brought under 11 U.S.C. Sections 108 and 546 or otherwise.

     (xv) REVERSAL. If any or all of the provisions of this Confirmation Order are hereafter reversed, modified or vacated by subsequent order of the Court or any other court, such reversal, modification or vacatur shall not affect the validity of the acts or obligations incurred or undertaken under or in connection with the Plan prior to the Debtors' receipt of written notice of any such order. Notwithstanding any such reversal, modification or vacatur of this Confirmation Order, any such act or obligation incurred or undertaken pursuant to, and in reliance on, this Confirmation Order prior to the effective date of such reversal, modification or vacatur shall be governed in all respects by the provisions of this Confirmation Order and the Plan or any amendments or modifications thereto.

     (xvi) AUTHORIZATION TO CONSUMMATE PLAN. Notwithstanding Bankruptcy Rule 3020(e), this Confirmation Order shall take effect immediately upon its entry and the Debtors are authorized to consummate the Plan immediately after entry of this Confirmation Order in accordance with the terms of the Plan.

     (xvii) NOTICE OF ENTRY OF CONFIRMATION ORDER. On or before the tenth business day following the date of entry of this Confirmation Order, the Debtors shall serve notice of the entry of this Confirmation Order pursuant to Bankruptcy Rules 2002(f)(7), 2002(k) and 3020(c) on all holders of claims and interests, the United States Trustee, and other parties in interest.

     (xviii) NOTICE OF EFFECTIVE DATE. Within five business days following the occurrence of the Effective Date, the Post-Confirmation Debtors shall file notice of the Effective Date with the Bankruptcy Court and serve a copy of such notice on all the parties that are registered to receive notice via the Court's ECF filing system and on any other party that has requested notice of the proceedings in this case pursuant to Bankruptcy Rule 2002.

     (xix) ADMINISTRATIVE EXPENSE APPLICATION DEADLINE. The last day for filing applications for an Administrative Expense pursuant to 11 U.S.C. Section 503 shall be 30 days after the Effective Date. Within five business days following the occurrence of the Effective Date, the Post-Confirmation Debtors shall serve notice of the Administrative Expense Application Deadline on all holders of claims and interests, the United States Trustee, and other parties in interest. Holders of claims for Administrative Expenses that do not file such requests for allowance of their claims on or before 30 days after the Effective Date shall be forever barred from asserting such claims against Debtors, their estates, Post-Confirmation Debtors, any of their respective affiliates or any of their respective property. Any Administrative Expense for which an application is timely filed and served in accordance with applicable law shall be allowed in full unless the Post-Confirmation Debtors file an objection to the application for such Administrative Expense on or before 90 days after the Effective Date.

     IT IS SO ORDERED.

CC: All parties on attached service list.

                 SIGHT RESOURCE CORPORATION (CASE NO. 04-14987)

                              GENERAL SERVICE LIST

CadleRock Joint Venture LP             Office of the U.S. Trustee
c/o Victor O. Buente, Jr., Esq.        2030 CBLD Center
100 North Center Street                36 E. Seventh St.
Newton Falls, OH 44444                 Cincinnati, Ohio 45202

Shadrall Associates                    John A. Schuh, Esq.
c/o Auburdale Properties, Inc.         Schuh & Goldberg, LLP
50 Tice Boulevard                      2662 Madison Rd.
Woodcliff Lake, NJ 07677               Cincinnati, OH 45208
                                       Attorney for Ford Motor Credit Co.

Eric C. Cotton, Esq.                   Richard T. Davis
Developers Diversified Realty Corp.    The Cafaro Company
3300 Enterprise Parkway                2445 Belmont Avenue
P. O. Box 228042                       P.O. Box 2186
Beachwood, OH 44122                    Youngstown, OH 44504-0186
Attorney for DOTRS Limited Liability   (attorney for Ashtabula Mall Company, dba
Company                                Ashtabula Mall, The Marion Plaza, Inc.,
                                       dba Eastwood Mall and Sandusky Mall
                                       Company, dba Sandusky Mall)

M. Lucinda Motsko, Esq.                Rodd A. Sanders, Esq.
The Rouse Company                      Roderick Linton LLP
10275 Little Patuxent Parkway          1500 One Cascade Plaza
Columbia, MD 21044                     Akron, OH 44308-1108
Attorney for Beachwood Place Limited   Attorney for Opticare Health Systems
Partnership and The Oakwood Shopping
Center Limited Partnership

M. Lucinda Motsko                      Barry H. Grodsky, Esq.
The Rouse Company                      201 St. Charles Avenue
10275 Little Patuxent Parkway          31st Floor
Columbia, MD 21044                     21044 New Orleans, LA 70130

Joseph H. Baldiga, Esq.                Larry McClatchey, Esq.
Mirick, O'Connell, DeMallie &          Kegler Brown Hill & Ritter
Lougee, LLP                            Capitol Square, Suite 1800
100 Front Street                       Columbus, OH 43215-4294
Worcester, MA 01608-1477               Attorney for Official Committee
Attorney for Maldex Realty Trust       of Unsecured Creditors

CadleRock Joint Venture, L.P.          Laura R. Faulkner, Esq.
Attention: CC320001                    John L. Day, Jr., Esq.
100 North Center Street                c/o Weltman, Weinberg & Reis
Newton Falls, OH 44444-1321            Co., L.P.A.
                                       525 Vine Street, Suite 800
                                       Cincinnati, OH 45202
                                       Attorney for Americredit

Ronald E. Gold, Esq.                   Niclas A. Ferland, Esq.
Kyle R. Grubbs, Esq.                   Ilan Markus, Esq.
Frost Brown Todd LLC                   Tyler Cooper & Alcorn, LLP
2200 PNC Center                        205 Church Street
201 East Fifth Street                  P. O. Box 1936
Cincinnati, OH 45202-4182              New Haven, CT 06509-1910
Attorney for Westfield Corporation     Attorney for Westfield Corporation

Stuart A. Laven, Jr., Esq.             Angela D. Dodd, Esq.
Benesch Friedlander Coplan & Aronoff   Securities and Exchange Commission
LLP                                    175 West Jackson Blvd., Suite 900
2300 BP Tower, 200 Public Square       Chicago, IL 60604
Cleveland, Ohio 44114                  Attorney for Securities and Exchange
Attorney for Eastgate Shopping         Commission
Center

Keith J. Cunningham, Esq.              Stephen A. Greenbaum, Esq.
Pierce Atwood LP                       Greenbaum, Nagel, Fisher & Hamelburg
One Monument Square                    200 North High Street
Portland, Maine 04101                  Boston, MA 02110
Attorney for Windalier North River     Attorney for One Hundred State
Plaza, LLC                             Street Limited Partnership

Michael A. Galasso, Esq.               Gordon E. Gouveia, Esq.
Robbins, Kelly, Patterson & Tucker     Gouveia & Associates
7 West Seventh Street, Suite 1400      433 W. 84th Drive
Cincinnati, OH 45202-3417              Merrillville, IN 46410
Attorney for Inland Commercial         Attorney for P & A, LLC
Property Management, Inc., as
managing agent for Owner, Inland
Real Estate LB I, LLC

Richard P. Schaefer, Esq.              Tamara Kagan Levine, Esq.
Schaefer & Kunz, P.C.                  Green & Levine LLP
107 Fairhaven Road                     231 Farmington Avenue
P. O. Box 691                          Farmington, CT 06032
Mattapoisett, MA 02739-0691            Attorney for Country Club Associates
Attorney for Timothy Morris d/b/a
Precision Ophthalmic Company

Willliam C. Gambel, Esq.               Marc P. Gertz, Esq.
Milling Benson Woodward L.L.P.         Goldman & Rosen, Ltd.
909 Poydras Street, Suite 2300         11 S. Forge Street
New Orleans, LA 70112                  Akron, OH 44304
Attorney for Sarpy Properties, Inc.    Attorney for Starkey Laboratories
and Specialty Retail Development,
L.L.C

Kenneth R. Cookson, Esq.               James T. Walker, Esq.
Stephanie P. Union, Esq.               James T. Walker, Professional Corp.
Kegler, Brown, Hill & Ritter           99 East 86th Avenue, Suite E
65 East State Street, Suite 1800       Merrillville, IN 46410
Columbus, OH 43215                     Attorney for Vision Point I and II LLCs
Attorneys for Official Committee of
Unsecured Creditors

Jeremy R. Mason, Esq.                  Raymond J. Pikna, Jr., Esq.
Mason, Schilling & Mason Co., L.P.A.   Wood & Lamping LLP
11340 Montgomery Road, Suite 210       600 Vine Street, Suite 2500
Cincinnati, OH 45249                   Cincinnati, OH 45202-2491
Attorneys for Sandusky Mall Company

Brenda K. Bowers, Esq.                 Dennis J. Connolly, Esq.
Vorys, Sater, Seymour and Pease LLP    Alston & Bird LLP
52 East Gay Street, P. O. Box 1008     1201 West Peachtree Street
Columbus, OH 43216-1008                Atlanta, GA 30309-3424
Attorney for Vision World LLC          Attorney for Cambridge Eye Centers, LLC

Roland Hwang, Esq.                     Riverside Claims LLC
Assistant Attorney General             P. O. Box 626
Revenue Division                       Planetarium Station
G. Mennen Williams Building, 2nd       New York, NY 10024
Floor
P. O. Box 30754
Lansing, MI 48909

Jennifer L. Maffett, Esq.
Thompson Hine LLP
2000 Courthouse Plaza, N.E.
Dayton, Ohio 45402

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